EXHIBIT  23.      CONSENT  OF  INDEPENDENT  AUDITORS



                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (Nos.333-83535, 333-83537, 333-83543, and 333-83545) and
on Form S-3 (No. 333-57532) of Clayton Homes, Inc. of our report dated September 5, 2003, relating to the financial statements of Clayton Homes, Inc., which is incorporated in this Annual Report on Form 10-K for the year ended June 30, 2003.



/s/  PricewaterhouseCoopers  LLP
--------------------------------
PricewaterhouseCoopers  LLP
Knoxville,  TN
October 14,  2003